UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025

 Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)
+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
As reported in a Current Report on Form 8-K filed on August 1, 2025, as amended by Amendment No. 1 to the Current Report on Form 8-K/A filed on August 1, 2025 (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission by Mallinckrodt plc, an Irish public limited company (the “Company” or “Mallinckrodt”), on July 31, 2025, pursuant to the Transaction Agreement, dated as of March 13, 2025 (as amended on April 23, 2025) by and among Mallinckrodt, Endo, Inc., a Delaware corporation (which has been converted into Endo LP, a Delaware limited partnership, “Endo”) and Salvare Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Mallinckrodt, Mallinckrodt acquired Endo (the “Business Combination”).

This Current Report on Form 8-K/A (this “Amendment No. 2”) amends and supplements the Original Form 8-K in order to file financial statements and pro forma financial information required by Items 9.01(a) and (b), respectively.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired
The audited consolidated financial statements of Endo, Inc. (Successor) as of December 31, 2024 and for the year ended December 31, 2024, and of Endo International Plc (Predecessor) as of December 31, 2023, for the period from January 1, 2024 to April 23, 2024, and for the years ended December 31, 2023 and 2022, and the related notes thereto, required by Item 9.01(a) are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Endo, Inc. (Successor) as of June 30, 2025 and for the six months ended June 30, 2025 and 2024, and of Endo International plc (Predecessor) for the period from April 1, 2024 to April 23, 2024, and the related notes thereto, required by Item 9.01(a) are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Company as of June 27, 2025 and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 27, 2025 and for the year ended December 27, 2024, in each case after giving effect to the Business Combination, are filed as Exhibit 99.3 hereto and incorporated herein by reference.
(d) Exhibits

Exhibit Number	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (Endo, Inc.).
23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (Endo International plc).
99.1
Audited consolidated financial statements of Endo, Inc. (Successor) as of December 31, 2024 and for the year ended December 31, 2024, and of Endo International Plc (Predecessor) as of December 31, 2023, for the period from January 1, 2024 to April 23, 2024, and for the years ended December 31, 2023 and 2022, and the related notes thereto (incorporated by reference to Part II, Item 8 of Endo, Inc’s Annual Report on Form 10-K, filed on March 13, 2025).

99.2
Unaudited condensed consolidated financial statements of Endo, Inc. (Successor) as of June 30, 2025 and for the six months ended June 30, 2025 and 2024, and of Endo International plc (Predecessor) for the period from April 1, 2024 to April 23, 2024, and the related notes thereto (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on August 6, 2025).

99.3
Unaudited pro forma condensed combined balance sheet of the Company as of June 27, 2025 and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 27, 2025 and for the year ended December 27, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	October 16, 2025	By:	/s/ Christiana Stamoulis
Christiana Stamoulis President and Chief Financial Officer (Principal Financial Officer)